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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2004

APEX SILVER MINES LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies	1-13627	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (345) 949-0050

No Change
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
1.1	Purchase Agreement, dated March 10, 2004, among Apex Silver Mines Limited, Citigroup Global Markets Inc., and Barclays Bank PLC.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: March 10, 2004

Apex Silver Mines Limited
By:	/s/ MARK A. LETTES Mark A. Lettes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 10, 2004, among Apex Silver Mines Limited, Citigroup Global Markets Inc., and Barclays Bank PLC.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX